Fees Summary	Nov. 14, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 397,456,000
Previously Paid Amount	0
Total Fee Amount	54,888.67
Total Offset Amount	0
Net Fee	$ 54,888.67